Tax (Tables)	6 Months Ended
Jun. 30, 2016
Reconciliation of taxes computed at the Swiss statutory rate
Effective tax rate
in	6M16	6M15
Effective tax rate (%)	41.7	34.6
Tax expense reconciliation
in	6M16
CHF million
Income tax expense/(benefit) computed at the statutory tax rate of 22%	(155)
Increase/(decrease) in income taxes resulting from
Foreign tax rate differential	(72)
Changes in tax law and rates	4
Other non-deductible expenses	95
Changes in deferred tax valuation allowance	64
Lower taxed income	(80)
Change in recognition of outside basis difference	142
Tax deductible impairments of Swiss subsidiary investments	(52)
Other	(239)
Income tax expense/(benefit)	(293)

Net deferred tax assets
Net deferred tax assets
end of	6M16	2015
Net deferred tax assets (CHF million)
Deferred tax assets	6,280	6,068
of which net operating losses	2,593	1,753
of which deductible temporary differences	3,687	4,315
Deferred tax liabilities	(34)	(41)
Net deferred tax assets	6,246	6,027